UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 10, 2025
Date of Report (date of the earliest event reported)

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ACV Auctions Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-40256	47-2415221
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

640 ELLICOTT STREET #321
Buffalo, NY 14203
(Address of principal executive offices and zip code)

(800) 553-4070
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	ACVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 10, 2025, ACV Auctions Inc. (the “Company”) was notified that a customer of its wholly-owned subsidiary, ACV Capital LLC (“ACV Capital”), filed for Chapter 7 bankruptcy protection (the “Bankruptcy Filing”). ACV Capital previously entered into a floorplan loan agreement under which it provides a line of credit to the customer. There was approximately $18 million aggregate principal amount outstanding under the line of credit at the time of the Bankruptcy Filing.

While the borrowings under the facility are secured by vehicles, the Company continues to assess the status and valuation of the collateral and any necessary provision for doubtful receivables relating to these loans. As a result, the Company is unable to determine at this time the amount of losses it expects to incur and the impact on its financial results from the customer’s bankruptcy. The Company plans to pursue all available remedies to protect its interests.

The information furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission, or the SEC, made by the Company, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of Exchange Act, about us that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this Current Report on Form 8-K including statements regarding the impact of the customer’s bankruptcy on our provision for doubtful receivables, results of operations or financial condition, are forward-looking statements. You should not rely on forward-looking statements as predictions of future events. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described under the header “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K and its other filings with the SEC.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACV AUCTIONS INC.

By:	/s/ William Zerella
Name:	William Zerella
Title:	Chief Financial Officer

Date: September 11, 2025